UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-4075
                                   ------------


                         AXP INTERNATIONAL SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


 50606 Ameriprise Financial Center, Minneapolis, Minnesota           55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------
Date of fiscal year end:     10/31
                         --------------

Date of reporting period:    10/31
                         --------------

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
EUROPEAN EQUITY FUND


ANNUAL REPORT FOR THE PERIOD ENDED OCT. 31, 2005

> RIVERSOURCE EUROPEAN EQUITY FUND (FORMERLY AXP(R) THREADNEEDLE EUROPEAN EQUITY FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH CAPITAL APPRECIATION.

TABLE OF CONTENTS

Fund Snapshot                                              3
Performance Summary                                        4
Questions & Answers
  with Portfolio Management                                5
The Fund's Long-term Performance                          10
Investments in Securities                                 12
Financial Statements                                      16
Notes to Financial Statements                             19
Report of Independent Registered
  Public Accounting Firm                                  31
Federal Income Tax Information                            32
Fund Expenses Example                                     33
Board Members and Officers                                35
Approval of Investment Management
  Services Agreement                                      38
Proxy Voting                                              42

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

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2 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2005

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS                SINCE    YEARS IN INDUSTRY
Dominic Baker                     10/03          13
Rob Jones                         10/03          13

FUND OBJECTIVE

For investors seeking capital appreciation.

Inception dates by class
A: 6/26/00 B: 6/26/00 C: 6/26/00 I: 7/15/04 Y: 6/26/00

Ticker symbols by class
A: AXEAX   B: AEEBX   C: --      I: --      Y: --

Total net assets                   $110.5 million
Number of holdings                             94

STYLE MATRIX

                          STYLE
            VALUE         BLEND       GROWTH
SIZE
LARGE        / /           /X/          / /
MEDIUM       / /           / /          / /
SMALL        / /           / /          / /

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

[CHART]

COUNTRY COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

United Kingdom                       25.8%
France                               16.1%
Germany                              15.1%
Switzerland                          14.8%
Netherlands                           6.1%
Italy                                 5.4%
Finland                               3.3%
Spain                                 2.7%
Denmark                               2.5%
Cash & Short-Term Securities          1.7%
Sweden                                1.7%
Ireland                               1.3%
Other*                                3.5%

* Includes Austria, Greece, Hungary, Norway and South Africa.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

BP (United Kingdom)                      4.1%
Total (France)                           3.3
UBS (Switzerland)                        3.1
Nestle (Switzerland)                     2.9
Roche Holding (Switzerland)              2.9
Eni (Italy)                              2.8
Vodafone Group (United Kingdom)          2.7
HSBC Holdings (United Kingdom)           2.2
O2 (United Kingdom)                      2.2
Novartis (Switzerland)                   2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets.

This Fund primarily invests in large-capitalization companies but may invest a small portion in small- and mid-capitalization companies. Stocks of small- and mid-capitalization companies involve sutstantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies and they can be expected to do so in the future.

Fund holdings are subject to change.

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3 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2005

RiverSource European Equity Fund Class A (excluding sales charge)      +13.92%
Morgan Stanley Capital International (MSCI) Europe Index (unmanaged)   +16.84%
Lipper European Funds Index                                            +19.99%

(See "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                          CLASS A             CLASS B             CLASS C        CLASS I   CLASS Y
                         (6/26/00)           (6/26/00)           (6/26/00)      (7/15/04) (6/26/00)
                                                    AFTER               AFTER
(INCEPTION DATES)    NAV(1)    POP(2)    NAV(1)    CDSC(3)   NAV(1)    CDSC(4)   NAV(5)    NAV(6)
AT OCT. 31, 2005
1 year               +13.92%    +7.38%   +12.97%    +7.97%   +12.97%   +11.97%   +14.46%   +14.37%
3 years              +15.04%   +12.79%   +14.15%   +13.12%   +14.14%   +14.14%      N/A    +15.23%
5 years               -2.40%    -3.55%    -3.18%    -3.56%    -3.14%    -3.14%      N/A     -2.19%
Since inception       -2.43%    -3.51%    -3.19%    -3.37%    -3.20%    -3.20%   +16.59%    -2.27%
AT SEPT. 30, 2005
1 year               +20.70%   +13.77%   +20.10%   +15.10%   +20.10%   +19.10%   +21.60%   +21.17%
3 years              +19.70%   +17.36%   +18.80%   +17.85%   +18.79%   +18.79%      N/A    +19.88%
5 years               -2.40%    -3.55%    -3.15%    -3.54%    -3.12%    -3.12%      N/A     -2.23%
Since inception       -1.91%    -3.00%    -2.63%    -2.81%    -2.63%    -2.63%   +20.86%    -1.74%

(1)  EXCLUDING SALES CHARGE.
(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 5.75%.
(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

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4 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

Q:   HOW DID RIVERSOURCE EUROPEAN EQUITY FUND PERFORM FOR THE FISCAL YEAR?

A: RiverSource European Equity Fund's Class A shares gained 13.92% (excluding sales charge) for the 12 months ended Oct. 31, 2005. The Fund underperformed the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (MSCI Europe Index), which advanced 16.84%. The Fund also underperformed the Lipper European Funds Index, representing the Fund's peer group, which rose 19.99% for the same time frame.

Q:   WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?

A: European equity markets generally performed well over the annual period in local currency terms. European equities rose, as companies continued to grow their profits, meet their earnings expectations, restructure and cut costs. Low inflation, ongoing merger and acquisition activity and a buoyant world stock market further boosted investor sentiment. Furthermore, after hitting a record high versus the U.S. dollar in December 2004, the euro has since declined in value. The weakened euro is considered positive for the European economy and for the region's exporters. That said, European economic growth remained quite low. As a result, the European Central Bank has made remarks of concern for weakness, but has not yet raised interest rates during the fiscal year disclosed in this report.

     Most of the Fund's underperformance relative to the MSCI Europe Index for the annual period was due primarily to significant exposure to both the energy sector and automobile industry in the last two months of 2004. The energy sector was hurt by the decline in the price of oil during the fourth quarter of 2004. Cairn Energy, a small U.K. oil exploration company with rights to explore a region in India with solid signs of oil, was a particular disappointment. The company's stock fell sharply in December when the company announced the significantly downgraded size of one of the fields it was exploring in India and the fact that it had no new finds to report. We sold the Fund's entire position in Cairn Energy upon this announcement. The auto industry was affected by the weakening U.S. dollar at the end of 2004. A holding in Swiss pharmaceutical company Actelion also hurt the Fund's relative results during these months. Actelion saw its share price fall 35% in one day in November, when Valetri, its key pipeline drug for acute heart failure, was withdrawn from testing. We sold the Fund's position in this stock.

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5 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

- WE ENHANCED OUR EMPHASIS ON COMPANIES ACROSS THE SECTOR SPECTRUM OFFERING WHAT WE BELIEVE TO BE SUSTAINABLE TOP-LINE REVENUE GROWTH AND BOTTOM-LINE PROFIT GROWTH.

     The Fund's underperformance relative to its Lipper peer group was due primarily to the outperformance of small-cap stocks over large-cap stocks during the annual period and to the outperformance of emerging European equity markets over developed European equity markets. As a Fund that focuses on large-cap stocks in developed European equity markets, it is not surprising that the Fund would lag in such an environment.

     During the annual period, the energy sector performed well due primarily to the surge in oil prices, and the auto industry benefited from the strengthening of the U.S. dollar. The Fund had significant exposure to both of these sectors. In the energy sector, strong performers for the Fund included Finnish refiner Neste Oil, which we bought in late spring, as well as oil services firms, Saipem of Italy and Vallourec of France. In automobiles, Germany's Continental, which manufactures tires and other automotive parts under brand names including Uniroyal and Viking, performed well. So, too, did Porsche, the German luxury car manufacturer.

     A sizable allocation to health care also added to the Fund's results. Swiss pharmaceuticals giant Roche Holding, Swiss dental implant and prosthetic manufacturer Nobel Biocare Holding and German dialysis services company Fresenius Medical Care were strong performers in this sector.

     Having a modest allocation to the poorly-performing telecommunications sector helped in 2005, as did our effective stock selection within this sector. For example, FastWeb, an Italian broadband provider that we bought in the spring, performed

--------------------------------------------------------------------------------
6 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

- WE BELIEVE THAT A TREND OF BALANCE SHEET REPAIR IN EUROPEAN COMPANIES, WHEREBY CASH IS INCREASINGLY BEING RETURNED TO SHAREHOLDERS EITHER THROUGH DIVIDENDS OR SHARE BUYBACKS, BODES WELL.

     well. The Fund also benefited from having a sizable position in U.K. telecommunications firm O2, which saw its share price rise upon its acquisition on October 31 by Spain's Telefonica.

     A moderate exposure to and strong stock selection within financials further supported the Fund's results. Hypo Real Estate Holding, a German mortgage finance company, and Standard Chartered Bank, a U.K. bank with a focus on Asia, performed particularly well.

     In other areas, stock selection was particularly strong in the food, beverage and tobacco industry, with a sizable position in Switzerland's Nestle and a modest holding in the U.K.'s Unilever benefiting relative results. Within information technology, having only a small position in Finland's Nokia, which disappointed, helped the Fund's performance as did a more meaningful holding in German automatic teller machine (ATM) manufacturer Wincor Nixdorf.

     Finally, a focus on attractive restructuring stories helped the Fund's results. For example, shares of German automobile company DaimlerChrysler rose upon the naming of a new Chief Executive Officer. German engineering firm MAN also performed well.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     Detracting from the Fund's results were positions in U.K. cruise line Carnival, German sportswear company Puma, U.K. food retailer William Morrison and Belgian supermarket Delhaize. We sold the Fund's positions in Puma, William Morrison and Delhaize during the fiscal year, and in each case, these sales proved prudent, as the stocks subsequently declined further.

Q:   WHAT CHANGES DID YOU MAKE TO THE FUND AND HOW IS IT CURRENTLY POSITIONED?

A: During the fiscal year, we increased the Fund's exposure to the financials, energy (particularly refiners and exploration and production companies), oil services and information technology sectors. We reduced the Fund's allocations to the automobiles, materials and industrials areas. Throughout the annual period, we enhanced our emphasis on companies across the sector spectrum offering what we believe to be sustainable top-line revenue growth and bottom-line profit growth. We continued to seek companies with growing market share, strong franchises, quality managements and competitive advantages.

     We maintained the Fund's focus on large-cap growth-oriented stocks, while continuing to find select opportunities in the mid-cap area as well. We also maintained the Fund's focus on developed equity markets. We believe both of these strategies will prove prudent should equity investors grow even more risk averse in the months ahead as anticipated.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

Q:   HOW DO YOU INTEND TO MANAGE THE FUND IN THE COMING MONTHS?

A: We remain generally optimistic about the European equity markets going forward. In particular, we believe that a trend of balance sheet repair in European companies, whereby cash is increasingly being returned to shareholders either through dividends or share buybacks, bodes well. Robust merger and acquisition activity should also be a positive for the European equity markets. There have also been signs recently that economic growth may finally be returning to Europe. Most prominent of these signs perhaps is the market expectation that the European Central Bank may soon raise interest rates for the first time in two years. We believe that the Fund is well positioned for the anticipated economic recovery.

     At the same time, we feel that a cautious stance remains appropriate as the market has a number of uncertainties to contend with over the coming months. For example, inflation, oil prices and money supply growth remain key factors to monitor. As for the currency effect on the markets, we believe the euro will move up against the dollar over the long term given the existence of persistently large U.S. trade and budget deficits. The short-term relationship, however, may be more volatile. Given all of these factors, we expect risk aversion and market volatility to continue. Still, the market remains attractively valued. Thus, we believe that effective stock-picking rather than sector bets will be increasingly important in the coming months. We intend to seek larger, quality companies with solid financial positions and attractive earnings growth rates selling at reasonable valuations and demonstrating strong performance potential.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource European Equity Fund Class A shares (from 7/1/00 to 10/31/05)* as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Europe Index and the Lipper European Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from June 26, 2000. MSCI Europe Index and Lipper peer group data is from July, 1 2000.

DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                           CLASS A
                       -----------------------------------------------
                                 SHORT-TERM       LONG-TERM
FISCAL YEAR ENDED      INCOME   CAPITAL GAINS   CAPITAL GAINS    TOTAL
Oct. 31, 2005          $0.03        $  --            $--         $0.03
Oct. 31, 2004           0.04           --             --          0.04
Oct. 31, 2003           0.02           --             --          0.02
Oct. 31, 2002             --           --             --            --
Oct. 31, 2001             --         0.03             --          0.03

--------------------------------------------------------------------------------
10 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

[CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE EUROPEAN EQUITY FUND

                                               7/1/00     10/00     10/01     10/02     10/03     10/04    10/05
RiverSource European Equity Fund Class A
(includes sales charge)                         9,425     9,330     6,323     5,426     6,307     7,252     8,262
Morgan Stanley Capital International (MSCI)
Europe Index(1)                                10,000     9,207     7,130     6,161     7,683     9,403    10,986
Lipper European Funds Index(2)                 10,000     9,160     6,765     5,901     7,354     8,950    10,739

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2005

                                                                                                  SINCE
                                                              1 YEAR     3 YEARS    5 YEARS     INCEPTION(3)
RIVERSOURCE EUROPEAN EQUITY FUND (INCLUDES SALES CHARGE)
Class A    Cumulative value of $10,000                        $10,738    $14,349    $ 8,347       $ 8,262
           Average annual total return                          +7.38%    +12.79%     -3.55%        -3.51%

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)
           Cumulative value of $10,000                        $11,684    $17,830    $11,934       $10,986
           Average annual total return                         +16.84%    +21.26%     +3.60%        +1.78%

LIPPER EUROPEAN FUNDS INDEX(2)
           Cumulative value of $10,000                        $11,999    $18,199    $11,723       $10,739
           Average annual total return                         +19.99%    +22.09%     +3.23%        +1.34%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 4.

(1) The Morgan Stanley Capital International (MSCI) Europe Index, compiled by MSCI in Geneva, is an unmanaged market-capitalization-weighted index of equity securities from various European countries. Income is included. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper European Funds Index includes the 30 largest European funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from June 26, 2000. MSCI Europe Index and Lipper peer group data is from July 1, 2000.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE EUROPEAN EQUITY FUND

OCT. 31, 2005

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                                SHARES            VALUE(a)
COMMON STOCKS (96.1%)(c)
AUSTRIA (0.5%)
COMMERCIAL BANKS
Erste Bank der Oesterreichischen
  Sparkassen                                                             9,735         $ 506,468
------------------------------------------------------------------------------------------------

DENMARK (2.5%)
INSURANCE (1.6%)
Topdanmark                                                              11,064(b)        844,104
TrygVesta                                                               20,240(b)        835,397
                                                                                    ------------
Total                                                                                  1,679,501
------------------------------------------------------------------------------------------------

MARINE (0.9%)
AP Moller - Maersk                                                         116         1,049,360
------------------------------------------------------------------------------------------------

FINLAND (3.3%)
COMMUNICATIONS EQUIPMENT (0.6%)
Nokia                                                                   38,033           637,277
------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.8%)
Fortum                                                                  47,800           845,999
------------------------------------------------------------------------------------------------

INSURANCE (0.4%)
Sampo Cl A                                                              29,600           454,083
------------------------------------------------------------------------------------------------

OIL & GAS (1.5%)
Neste Oil                                                               54,566(b)      1,688,927
------------------------------------------------------------------------------------------------

FRANCE (16.0%)
BEVERAGES (0.5%)
Pernod-Ricard                                                            3,138           548,963
------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.6%)
BNP Paribas                                                             23,572         1,787,791
------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.3%)
VINCI                                                                   18,796         1,469,627
------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.5%)
Imerys                                                                   8,165           564,823
------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
France Telecom                                                          40,459         1,051,819
------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
Schneider Electric                                                       7,121         $ 585,194
------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Essilor Intl                                                            12,815         1,055,169
------------------------------------------------------------------------------------------------

INSURANCE (1.4%)
AXA                                                                     55,022         1,593,696
------------------------------------------------------------------------------------------------

IT SERVICES (0.7%)
Atos Origin                                                             11,824(b)        812,492
------------------------------------------------------------------------------------------------

MACHINERY (0.7%)
Vallourec                                                                1,841           827,643
------------------------------------------------------------------------------------------------

MEDIA (0.7%)
Vivendi Universal                                                       23,070           726,129
------------------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.8%)
Neopost                                                                  8,849           853,694
------------------------------------------------------------------------------------------------

OIL & GAS (3.3%)
Total                                                                   14,303         3,599,361
------------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.2%)
Sanofi-Aventis                                                          17,132         1,372,513
------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.8%)
LVMH Moet Hennessy
  Louis Vuitton                                                         10,678           864,821
------------------------------------------------------------------------------------------------

GERMANY (13.4%)
AEROSPACE & DEFENSE (0.9%)
MTU Aero Engines Holding                                                35,763(b)      1,039,315
------------------------------------------------------------------------------------------------

AUTO COMPONENTS (0.9%)
Continental                                                             13,710         1,047,833
------------------------------------------------------------------------------------------------

AUTOMOBILES (0.9%)
DaimlerChrysler                                                         19,152           957,438
------------------------------------------------------------------------------------------------

CAPITAL MARKETS (0.2%)
AWD Holding                                                              7,569           203,031
------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                                SHARES            VALUE(a)
COMMON STOCKS (CONTINUED)
GERMANY (CONT.)
CHEMICALS (0.6%)
K+S                                                                      9,840         $ 645,550
------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
Deutsche Postbank                                                       11,018           607,383
------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.0%)
Wincor Nixdorf                                                          12,341         1,081,709
------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
Deutsche Telekom                                                        62,149         1,099,073
------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
E.ON                                                                    19,799         1,793,989
------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.8%)
Celesio                                                                 13,510         1,167,488
Fresenius Medical Care                                                   8,166           737,267
                                                                                    ------------
Total                                                                                  1,904,755
------------------------------------------------------------------------------------------------

INSURANCE (0.8%)
Allianz                                                                  6,220           877,060
------------------------------------------------------------------------------------------------

MACHINERY (0.5%)
MAN                                                                     10,949           507,755
------------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.7%)
Merck                                                                    9,242           764,515
------------------------------------------------------------------------------------------------

SOFTWARE (0.7%)
SAP                                                                      4,707           807,146
------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.3%)
Hypo Real Estate Holding                                                30,432         1,468,054
------------------------------------------------------------------------------------------------

GREECE (0.8%)
COMMERCIAL BANKS
EFG Eurobank Ergasias                                                   20,320           612,450
EFG Intl                                                                 7,945(b)        228,329
                                                                                    ------------
Total                                                                                    840,779
------------------------------------------------------------------------------------------------

HUNGARY (0.7%)
COMMERCIAL BANKS
OTP Bank ADR                                                            10,413(d)        749,736
------------------------------------------------------------------------------------------------

IRELAND (1.3%)
COMMERCIAL BANKS (0.9%)
Anglo Irish Bank                                                        70,439           960,805
------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
CRH                                                                     19,822           495,478
------------------------------------------------------------------------------------------------

ITALY (5.3%)
COMMERCIAL BANKS (0.6%)
Banco Popolare di
  Verona e Novara                                                       34,201         $ 631,262
------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
FastWeb                                                                 20,239(b)        921,385
------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.6%)
Saipem                                                                  50,073           716,628
------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Parmalat                                                               187,347(b)        545,014
------------------------------------------------------------------------------------------------

OIL & GAS (2.8%)
Eni                                                                    114,685         3,069,791
------------------------------------------------------------------------------------------------

NETHERLANDS (6.1%)
DIVERSIFIED FINANCIAL SERVICES (0.8%)
ING Groep                                                               30,169           870,100
------------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.1%)
Royal Numico                                                            31,026(b)      1,256,598
------------------------------------------------------------------------------------------------

OIL & GAS (3.1%)
Royal Dutch Shell Cl A                                                  62,826         1,937,229
Royal Dutch Shell Cl B                                                  46,141         1,505,084
                                                                                    ------------
Total                                                                                  3,442,313
------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)
ASML Holding                                                            68,734(b)      1,163,880
------------------------------------------------------------------------------------------------

NORWAY (0.7%)
ENERGY EQUIPMENT & SERVICES
TGS NOPEC Geophysical                                                   19,300(b)        725,968
------------------------------------------------------------------------------------------------

SOUTH AFRICA (0.9%)
METALS & MINING
Anglo American                                                          32,974           975,971
------------------------------------------------------------------------------------------------

SPAIN (2.7%)
COMMERCIAL BANKS (2.2%)
Banco Bilbao Vizcaya Argentaria                                         98,186         1,731,369
Banco Santander Central
  Hispano                                                               54,980           700,094
                                                                                    ------------
Total                                                                                  2,431,463
------------------------------------------------------------------------------------------------

TOBACCO (0.5%)
Altadis                                                                 12,660           537,265
------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                                SHARES            VALUE(a)
COMMON STOCKS (CONTINUED)
SWEDEN (1.7%)
COMMUNICATIONS EQUIPMENT (0.7%)
Telefonaktiebolaget LM
  Ericsson Cl B                                                        237,080         $ 777,027
------------------------------------------------------------------------------------------------

TOBACCO (1.0%)
Swedish Match                                                           99,000         1,124,971
------------------------------------------------------------------------------------------------

SWITZERLAND (14.7%)
CAPITAL MARKETS (4.0%)
Credit Suisse Group                                                     23,517(b)      1,040,311
UBS                                                                     39,636         3,379,543
                                                                                    ------------
Total                                                                                  4,419,854
------------------------------------------------------------------------------------------------

CHEMICALS (0.6%)
Syngenta                                                                 5,931(b)        637,013
------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.0%)
Julius Baer Holding Cl B                                                13,571         1,053,368
------------------------------------------------------------------------------------------------

FOOD PRODUCTS (2.9%)
Nestle                                                                  10,798         3,215,559
------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Nobel Biocare Holding                                                    6,534         1,506,499
------------------------------------------------------------------------------------------------

PHARMACEUTICALS (4.8%)
Novartis                                                                40,367         2,171,356
Roche Holding                                                           21,457         3,206,132
                                                                                    ------------
Total                                                                                  5,377,488
------------------------------------------------------------------------------------------------

UNITED KINGDOM (25.6%)
AEROSPACE & DEFENSE (0.6%)
Rolls-Royce Group                                                      106,401(b)        687,691
Rolls-Royce Group Cl B                                               3,553,793             6,290
                                                                                    ------------
Total                                                                                    693,981
------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (6.0%)
Barclays                                                                47,671           472,402
HSBC Holdings                                                          155,387         2,441,334
Lloyds TSB Group                                                       139,750         1,142,794
Royal Bank of Scotland Group                                            29,434           815,041
Standard Chartered Bank                                                 86,194         1,810,022
                                                                                    ------------
Total                                                                                  6,681,593
------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
British Energy Group                                                    62,509(b)      $  491,545
------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.9%)
Tesco                                                                  184,061           980,056
------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.4%)
Carnival                                                                22,069         1,119,092
Enterprise Inns                                                         31,010           428,020
                                                                                    ------------
Total                                                                                  1,547,112
------------------------------------------------------------------------------------------------

INSURANCE (0.4%)
Legal & General Group                                                  234,964           446,263
------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.5%)
GUS                                                                     36,750           548,132
------------------------------------------------------------------------------------------------

METALS & MINING (1.7%)
BHP Billiton                                                            60,337           887,849
Lonmin                                                                  43,715         1,010,756
                                                                                    ------------
Total                                                                                  1,898,605
------------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.7%)
Marks & Spencer Group                                                  104,603           773,264
------------------------------------------------------------------------------------------------

OIL & GAS (5.2%)
BG Group                                                               131,482         1,156,645
BP                                                                     410,831         4,550,870
                                                                                    ------------
Total                                                                                  5,707,515
------------------------------------------------------------------------------------------------

PHARMACEUTICALS (2.3%)
AstraZeneca                                                             11,981           535,944
GlaxoSmithKline                                                         78,420         2,039,563
                                                                                    ------------
Total                                                                                  2,575,507
------------------------------------------------------------------------------------------------

TOBACCO (0.6%)
Gallaher Group                                                          41,468           644,319
------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (4.8%)
O2                                                                     659,129         2,400,940
Vodafone Group                                                       1,116,057         2,930,060
                                                                                    ------------
Total                                                                                  5,331,000
------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $88,412,560)                                                                 $106,145,063
------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                                SHARES            VALUE(a)
PREFERRED STOCK (1.6%)(c)
GERMANY
Porsche                                                                  2,496      $  1,799,210
------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCK
(Cost: $1,438,123)                                                                  $  1,799,210
------------------------------------------------------------------------------------------------

                                                                      AMOUNT
                                        EFFECTIVE                    PAYABLE AT
ISSUER                                    YIELD                       MATURITY          VALUE(a)
SHORT-TERM SECURITY (1.7%)
COMMERCIAL PAPER
Deutsche Bank
   11-01-05                                4.04%                    $1,900,000      $  1,899,787
------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITY
(Cost: $1,900,000)                                                                  $  1,899,787
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $91,750,683)(e)                                                              $109,844,060
================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $749,736 or 0.7% of net assets.

(e) At Oct. 31, 2005, the cost of securities for federal income tax purposes was $92,366,621 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                         $18,780,789
     Unrealized depreciation                                                          (1,303,350)
     --------------------------------------------------------------------------------------------
     Net unrealized appreciation                                                     $17,477,439
     --------------------------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RIVERSOURCE EUROPEAN EQUITY FUND

OCT. 31, 2005

ASSETS
Investments in securities, at value (Note 1)
  (identified cost $91,750,683)                                                                        $109,844,060
Foreign currency holdings (identified cost $34,267) (Note 1)                                                 34,276
Capital shares receivable                                                                                       120
Dividends and accrued interest receivable                                                                    20,091
Reclaims receivable                                                                                          17,117
Receivable for investment securities sold                                                                 1,241,307
-------------------------------------------------------------------------------------------------------------------
Total assets                                                                                            111,156,971
-------------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                                            52,447
Payable for investment securities purchased                                                                 540,705
Accrued investment management services fee                                                                    7,156
Accrued distribution fee                                                                                      4,179
Accrued transfer agency fee                                                                                   2,485
Accrued administrative services fee                                                                             716
Other accrued expenses                                                                                       77,058
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                           684,746
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                     $110,472,225
===================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                               $    264,882
Additional paid-in capital                                                                              180,156,971
Undistributed net investment income                                                                         765,759
Accumulated net realized gain (loss) (Note 6)                                                           (88,806,794)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                                     18,091,407
-------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                               $110,472,225
===================================================================================================================
Net assets applicable to outstanding shares:                       Class A                             $ 78,423,112
                                                                   Class B                             $ 30,637,252
                                                                   Class C                             $  1,384,438
                                                                   Class I                             $     12,031
                                                                   Class Y                             $     15,392
Net asset value per share of outstanding capital stock:            Class A shares      18,715,930      $       4.19
                                                                   Class B shares       7,429,954      $       4.12
                                                                   Class C shares         335,753      $       4.12
                                                                   Class I shares           2,865      $       4.20
                                                                   Class Y shares           3,668      $       4.20
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS
RIVERSOURCE EUROPEAN EQUITY FUND

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME
Dividends                                                                                               $ 3,510,032
Interest                                                                                                     40,375
Fee income from securities lending (Note 1)                                                                  68,990
  Less foreign taxes withheld                                                                              (392,597)
-------------------------------------------------------------------------------------------------------------------
Total income                                                                                              3,226,800
-------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                          837,577
Distribution fee
  Class A                                                                                                   215,628
  Class B                                                                                                   357,616
  Class C                                                                                                    14,910
Transfer agency fee                                                                                         334,111
Incremental transfer agency fee
  Class A                                                                                                    24,144
  Class B                                                                                                    18,123
  Class C                                                                                                       768
Service fee -- Class Y                                                                                           17
Administrative services fees and expenses                                                                    75,504
Compensation of board members                                                                                10,251
Custodian fees                                                                                               55,435
Printing and postage                                                                                         89,877
Registration fees                                                                                            46,789
Audit fees                                                                                                   21,000
Other                                                                                                         9,947
-------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                            2,111,697
  Earnings credits on cash balances (Note 2)                                                                 (8,466)
-------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                        2,103,231
-------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                           1,123,569
-------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                                                         15,476,458
  Foreign currency transactions                                                                            (100,586)
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                  15,375,872
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                                       (428,444)
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                                    14,947,428
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                         $16,070,997
===================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
RIVERSOURCE EUROPEAN EQUITY FUND

YEAR ENDED OCT. 31,                                                                    2005           2004
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                    $  1,123,569   $    341,527
Net realized gain (loss) on investments                                              15,375,872      5,105,790
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                   (428,444)    12,391,731
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      16,070,997     17,839,048
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                                            (785,368)      (931,614)
    Class B                                                                             (30,911)      (117,709)
    Class C                                                                              (1,346)        (3,500)
    Class I                                                                                (156)            --
    Class Y                                                                                (176)          (414)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (817,957)    (1,053,237)
--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
    Class A shares (Note 2)                                                          10,043,976     12,799,579
    Class B shares                                                                    3,322,185      3,915,253
    Class C shares                                                                      155,611        150,088
    Class I shares                                                                           --         10,000
    Class Y shares                                                                           --          2,500
Reinvestment of distributions at net asset value
    Class A shares                                                                      774,769        921,592
    Class B shares                                                                       30,598        116,543
    Class C shares                                                                        1,320          3,415
    Class Y shares                                                                          152            389
Payments for redemptions
    Class A shares                                                                  (30,372,396)   (25,920,853)
    Class B shares (Note 2)                                                         (13,527,099)   (12,129,834)
    Class C shares (Note 2)                                                            (429,874)      (562,662)
    Class Y shares                                                                       (2,875)       (22,903)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                   (30,003,633)   (20,716,893)
--------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (14,750,593)    (3,931,082)
Net assets at beginning of year                                                     125,222,818    129,153,900
--------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                          $110,472,225   $125,222,818
==============================================================================================================
Undistributed net investment income                                                $    765,759   $    560,733
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE EUROPEAN EQUITY FUND (FORMERLY AXP THREADNEEDLE EUROPEAN EQUITY
FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of European companies that offer growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

-   Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-   Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) owned 100% of Class I shares, which represents 0.01% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2005, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $100,586 and accumulated net realized loss has been decreased by $100,586. The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                               2005                        2004
CLASS A
Distributions paid from:
         Ordinary income                        $785,368                    $931,614
         Long-term capital gain                       --                          --

CLASS B
Distributions paid from:
         Ordinary income                          30,911                     117,709
         Long-term capital gain                       --                          --

CLASS C
Distributions paid from:
         Ordinary income                           1,346                       3,500
         Long-term capital gain                       --                          --

CLASS I*
Distributions paid from:
         Ordinary income                             156                          --
         Long-term capital gain                       --                          --

CLASS Y
Distributions paid from:
         Ordinary income                             176                         414
         Long-term capital gain                       --                          --

* Inception date is March 4, 2004.

At Oct. 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                           $  1,162,710
Accumulated long-term gain (loss)                                       $(88,587,807)
Unrealized appreciation (depreciation)                                  $ 17,475,469

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.675% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper European Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $150,680 for the year ended Oct. 31, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $19.50
- Class B $20.50
- Class C $20.00
- Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $114,867 for Class A, $44,551 for Class B and $26 for Class C for the year ended Oct. 31, 2005.

During the year ended Oct. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $8,466 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $67,471,833 and $95,398,873, respectively, for the year ended Oct. 31, 2005. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $68,990 for the year ended Oct. 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                              YEAR ENDED OCT. 31, 2005
                                             CLASS A       CLASS B      CLASS C    CLASS I    CLASS Y
-----------------------------------------------------------------------------------------------------
Sold                                         2,474,848       839,663      39,370         --        --
Issued for reinvested distributions            196,144         7,806         337         --        38
Redeemed                                    (7,514,745)   (3,372,352)   (107,457)        --      (728)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                     (4,843,753)   (2,524,883)    (67,750)        --      (690)
-----------------------------------------------------------------------------------------------------

                                                              YEAR ENDED OCT. 31, 2004
                                             CLASS A       CLASS B      CLASS C    CLASS I*   CLASS Y
-----------------------------------------------------------------------------------------------------
Sold                                         3,633,085     1,120,319      42,678      2,865       720
Issued for reinvested distributions            266,356        33,977         996         --       113
Redeemed                                    (7,372,123)   (3,519,368)   (161,534)        --    (6,240)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                     (3,472,682)   (2,365,072)   (117,860)     2,865    (5,407)
-----------------------------------------------------------------------------------------------------

* Inception date is July 15, 2004.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Oct. 31, 2005.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $88,587,807 at Oct. 31, 2005, that if not offset by capital gains will expire as follows:

                        2009          2010         2011
                    $67,052,074   $16,514,518   $5,021,215

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                                         2005     2004     2003      2002      2001
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $ 3.71   $ 3.25   $ 2.83   $  3.30   $  4.90
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .05      .02      .04       .03       .02
Net gains (losses) (both realized and unrealized)                      .46      .48      .40      (.50)    (1.59)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .51      .50      .44      (.47)    (1.57)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.03)    (.04)    (.02)       --        --
Distributions from realized gains                                       --       --       --        --      (.03)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.03)    (.04)    (.02)       --      (.03)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 4.19   $ 3.71   $ 3.25   $  2.83   $  3.30
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $   78   $   87   $   88   $   100   $   144
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.48%    1.49%    1.54%     1.54%     1.37%(c)
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.13%     .50%    1.07%      .68%      .69%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               56%      73%     186%      110%      297%
----------------------------------------------------------------------------------------------------------------
Total return(d)                                                      13.92%   15.29%   15.89%   (14.18%)  (32.23%)
----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.53% for the year ended Oct. 31, 2001.
(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED OCT. 31,                                         2005     2004     2003      2002      2001
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $ 3.65   $ 3.20   $ 2.78   $  3.27   $  4.89
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .02     (.01)     .01        --        --
Net gains (losses) (both realized and unrealized)                      .45      .47      .41      (.49)    (1.59)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .47      .46      .42      (.49)    (1.59)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    --     (.01)      --        --        --
Distributions from realized gains                                       --       --       --        --      (.03)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                     --     (.01)      --        --      (.03)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 4.12   $ 3.65   $ 3.20   $  2.78   $  3.27
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $   31   $   36   $   39   $    45   $    66
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      2.25%    2.26%    2.32%     2.31%     2.14%(c)
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .39%    (.25%)    .31%     (.08%)    (.07%)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               56%      73%     186%      110%      297%
----------------------------------------------------------------------------------------------------------------
Total return(d)                                                      12.97%   14.39%   15.11%   (14.98%)  (32.71%)
----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 2.30% for the year ended Oct. 31, 2001.
(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED OCT. 31,                                         2005     2004     2003      2002      2001
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $ 3.65   $ 3.20   $ 2.78   $  3.27   $  4.88
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .02     (.01)     .01        --        --
Net gains (losses) (both realized and unrealized)                      .45      .47      .41      (.49)    (1.58)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .47      .46      .42      (.49)    (1.58)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    --     (.01)      --        --        --
Distributions from realized gains                                       --       --       --        --      (.03)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                     --     (.01)      --        --      (.03)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 4.12   $ 3.65   $ 3.20   $  2.78   $  3.27
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    1   $    1   $    2   $     2   $     2
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      2.25%    2.26%    2.32%     2.32%     2.14%(c)
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .36%    (.26%)    .31%     (.10%)    (.08%)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               56%      73%     186%      110%      297%
----------------------------------------------------------------------------------------------------------------
Total return(d)                                                      12.97%   14.30%   15.17%   (14.98%)  (32.57%)
----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.30% for the year ended Oct. 31, 2001.
(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

CLASS I

FISCAL PERIOD ENDED OCT. 31,                                              2005    2004(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                     $ 3.72   $  3.49
-----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                .07        --
Net gains (losses) (both realized and unrealized)                           .46       .23
-----------------------------------------------------------------------------------------
Total from investment operations                                            .53       .23
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                       (.05)       --
-----------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 4.20   $  3.72
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                  $   --   $    --
-----------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                            .93%      .96%(d)
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          1.67%      .07%(d)
-----------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    56%       73%
-----------------------------------------------------------------------------------------
Total return(e)                                                           14.46%     6.59%(f)
-----------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is July 15, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

CLASS Y

FISCAL PERIOD ENDED OCT. 31,                                         2005     2004     2003      2002      2001
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $ 3.71   $ 3.26   $ 2.84   $  3.31   $  4.89
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .06      .03      .04       .03       .03
Net gains (losses) (both realized and unrealized)                      .47      .46      .41      (.50)    (1.58)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .53      .49      .45      (.47)    (1.55)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.04)    (.04)    (.03)       --        --
Distributions from realized gains                                       --       --       --        --      (.03)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.04)    (.04)    (.03)       --      (.03)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 4.20   $ 3.71   $ 3.26   $  2.84   $  3.31
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $   --   $   --   $   --   $    --   $    --
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.29%    1.29%    1.36%     1.35%     1.19%(c)
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.36%     .33%    1.21%      .76%      .84%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               56%      73%     186%      110%      297%
----------------------------------------------------------------------------------------------------------------
Total return(d)                                                      14.37%   15.20%   16.12%   (14.10%)  (31.89%)
----------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 1.35% for the year ended Oct. 31, 2001.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT

                                               REGISTERED PUBLIC ACCOUNTING FIRM
THE BOARD AND SHAREHOLDERS
AXP INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource European Equity Fund (a series of AXP International Series, Inc.) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005, and the financial highlights for each of the years in the five-year period ended October 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource European Equity Fund as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
December 20, 2005

--------------------------------------------------------------------------------
31 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RIVERSOURCE EUROPEAN EQUITY FUND
FISCAL YEAR ENDED OCT. 31, 2005

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                                  100%
   Dividends Received Deduction for corporations                             0.00%

PAYABLE DATE                                                             PER SHARE
Dec. 20, 2004                                                             $0.03423

CLASS B

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                                  100%
   Dividends Received Deduction for corporations                             0.00%

PAYABLE DATE                                                             PER SHARE
Dec. 20, 2004                                                             $0.00315

CLASS C

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                                  100%
   Dividends Received Deduction for corporations                             0.00%

PAYABLE DATE                                                             PER SHARE
Dec. 20, 2004                                                             $0.00338

CLASS I

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                                  100%
   Dividends Received Deduction for corporations                             0.00%

PAYABLE DATE                                                             PER SHARE
Dec. 20, 2004                                                             $0.05447

CLASS Y

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

   Qualified Dividend Income for individuals                                  100%
   Dividends Received Deduction for corporations                             0.00%

PAYABLE DATE                                                             PER SHARE
Dec. 20, 2004                                                             $0.04046

--------------------------------------------------------------------------------
32 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

                                                 BEGINNING         ENDING        EXPENSES
                                               ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                                MAY 1, 2005    OCT. 31, 2005   THE PERIOD(a)   EXPENSE RATIO
Class A
    Actual(b)                                      $1,000        $1,071.60       $ 7.66(c)         1.46%
    Hypothetical (5% return before expenses)       $1,000        $1,017.94       $ 7.47(c)         1.46%

Class B
    Actual(b)                                      $1,000        $1,067.40       $11.68(c)         2.23%
    Hypothetical (5% return before expenses)       $1,000        $1,014.04       $11.38(c)         2.23%

Class C
    Actual(b)                                      $1,000        $1,067.40       $11.68(c)         2.23%
    Hypothetical (5% return before expenses)       $1,000        $1,014.04       $11.38(c)         2.23%

Class I
    Actual(b)                                      $1,000        $1,074.20       $ 4.68(c)          .89%
    Hypothetical (5% return before expenses)       $1,000        $1,020.83       $ 4.56(c)          .89%

Class Y
    Actual(b)                                      $1,000        $1,074.20       $ 6.62(c)         1.26%
    Hypothetical (5% return before expenses)       $1,000        $1,018.96       $ 6.45(c)         1.26%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2005: +7.16% for Class A, +6.74% for Class B, +6.74% for Class C, +7.42% for Class I and +7.42% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Oct. 31, 2005, the actual expenses paid would have been $7.77 for Class A, $11.79 for Class B, $11.79 for Class C, $4.78 for Class I and $6.73 for Class Y; the hypothetical expenses paid would have been $7.57 for Class A, $11.48 for Class B, $11.48 for Class C, $4.66 for Class I and $6.55 for Class Y.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 5 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION               OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS             DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                     Board member since 1999   Chair, Board Services
901 S. Marquette Ave.                                         Corporation (provides
Minneapolis, MN 55402                                         administrative services to
Age 71                                                        boards); former Governor of
                                                              Minnesota

Philip J. Carroll, Jr.*             Board member since 2002   Retired Chairman and CEO, Fluor    Scottish Power PLC,  Vulcan
901 S. Marquette Ave.                                         Corporation (engineering and       Materials  Company, Inc.
Minneapolis, MN 55402                                         construction)                      (construction materials/chemicals)
Age 67

Patricia M. Flynn                   Board member since 2004   Trustee Professor of Economics
901 S. Marquette Ave.                                         and Management, Bentley College;
Minneapolis, MN 55402                                         former Dean, McCallum Graduate
Age 54                                                        School of Business, Bentley
                                                              College

Anne P. Jones                       Board member since 1985   Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 70

Jeffrey Laikind                     Board member since 2005   Former Managing Director,          American Progressive Insurance
901 S. Marquette Ave.                                         Shikiar Asset Management
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.               Board member since 2002   President Emeritus and             Valmont Industries, Inc.
901 S. Marquette Ave.                                         Professor of Economics,            (manufactures irrigation systems)
Minneapolis, MN 55402                                         Carleton College
Age 65

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION               OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS             DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia              Board member since 2004   Director, Enterprise Asset         Strategic Distribution, Inc.
901 S. Marquette Ave.                                         Management, Inc. (private real     (transportation, distribution and
Minneapolis, MN 55402                                         estate and asset management        logistics consultants)
Age 53                                                        company)

Alan K. Simpson                     Board member since 1997   Former three-term United States
1201 Sunshine Ave.                                            Senator for Wyoming
Cody, WY 82414
Age 74

Alison Taunton-Rigby                Board member since 2002   Chief Executive Officer,           Hybridon, Inc. (biotechnology);
901 S. Marquette Ave.                                         RiboNovix, Inc. since 2003         American Healthways, Inc. (health
Minneapolis, MN 55402                                         (biotechnology); former            management programs)
Age 61                                                        President, Forester Biotech

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION               OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS             DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
William F. Truscott                 Board member since        President - U.S. Asset
53600 Ameriprise Financial Center   2001, Vice President      Management and Chief Investment
Minneapolis, MN 55474               since 2002                Officer, Ameriprise Financial,
Age 45                                                        Inc. and President, Chairman of
                                                              the Board and Chief Investment
                                                              Officer, RiverSource
                                                              Investments, LLC since 2005;
                                                              Senior Vice President - Chief
                                                              Investment Officer, Ameriprise
                                                              Financial, Inc. and Chairman of
                                                              the Board and Chief Investment
                                                              Officer, RiverSource
                                                              Investments, LLC, 2001-2005;
                                                              former Chief Investment Officer
                                                              and Managing Director, Zurich
                                                              Scudder Investments

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION               OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS             DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                      Treasurer since 2002      Vice President - Investment
105 Ameriprise Financial Center                               Accounting, Ameriprise
Minneapolis, MN 55474                                         Financial, Inc., since 2002;
Age 50                                                        Vice President - Finance,
                                                              American Express Company,
                                                              2000-2002; Vice President -
                                                              Corporate Controller,
                                                              Ameriprise Financial, Inc.,
                                                              1996-2000

Paula R. Meyer                      President since 2002      Senior Vice President - Mutual
596 Ameriprise Financial Center                               Funds, Ameriprise Financial,
Minneapolis, MN 55474                                         Inc., since 2002 and Senior
Age 51                                                        Vice President, RiverSource
                                                              Investments, LLC since 2004;
                                                              Vice President and Managing
                                                              Director - American Express
                                                              Funds, Ameriprise Financial,
                                                              Inc., 2000-2002; Vice
                                                              President, Ameriprise
                                                              Financial, Inc., 1998-2000

Leslie L. Ogg                       Vice President, General   President of Board Services
901 S. Marquette Ave.               Counsel, and Secretary    Corporation
Minneapolis, MN 55402               since 1978
Age 67

Beth E. Weimer                      Chief Compliance          Vice President and Chief
172 Ameriprise Financial Center     Officer since 2004        Compliance Officer, Ameriprise
Minneapolis, MN 55474                                         Financial, Inc., since 2001 and
Age 52                                                        Chief Compliance Officer,
                                                              RiverSource Investments, LLC
                                                              since 2005; Vice President and
                                                              Chief Compliance Officer -
                                                              Asset Management and Insurance,
                                                              Ameriprise Financial Services,
                                                              Inc., since 2001; Partner,
                                                              Arthur Andersen Regulatory Risk
                                                              Services, 1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
38 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance had not met expectations but performance was appropriate in light of management style and market conditions.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity

--------------------------------------------------------------------------------
40 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
41 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
42 -- RIVERSOURCE EUROPEAN EQUITY FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

                                                                S-6006 J (12/05)

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
INTERNATIONAL OPPORTUNITY FUND


ANNUAL REPORT FOR THE
PERIOD ENDED OCT. 31, 2005

> RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND (FORMERLY AXP(R) THREADNEEDLE
  INTERNATIONAL FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL
  GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                             3
Performance Summary                                       4
Questions & Answers
  with Portfolio Management                               5
The Fund's Long-term Performance                         10
Investments in Securities                                12
Financial Statements                                     18
Notes to Financial Statements                            21
Report of Independent Registered
  Public Accounting Firm                                 33
Federal Income Tax Information                           34
Fund Expenses Example                                    35
Board Members and Officers                               37
Approval of Investment Management
  Services Agreement                                     40
Proxy Voting                                             44


[DALBAR RATED FOR COMMUNICATION 2005 LOGO]


American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2005

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS     SINCE   YEARS IN INDUSTRY
Alex Lyle              10/03           25
Dominic Rossi          10/03           19

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates by class
A: 11/15/84 B: 3/20/95 C: 6/26/00 I: 3/4/04 Y: 3/20/95

Ticker symbols by class
A: INIFX    B: IWWGX   C: --      I: --     Y: IDIYX

Total net assets             $542.0 million

Number of holdings                      144

[CHART]

STYLE MATRIX

                          STYLE
            VALUE         BLEND       GROWTH
SIZE
LARGE        / /           /X/          / /
MEDIUM       / /           / /          / /
SMALL        / /           / /          / /

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

COUNTRY COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

Japan                                          22.0%
United Kingdom                                 16.1%
Switzerland                                    10.2%
France                                          9.1%
Germany                                         9.1%
Netherlands                                     3.8%
Italy                                           3.5%
South Korea                                     2.8%
Hong Kong                                       2.7%
Cash & Short-Term Securities*                   2.6%
Australia                                       2.0%
Spain                                           2.0%
Denmark                                         1.6%
Finland                                         1.4%
Mexico                                          1.4%
Sweden                                          1.3%
Canada                                          1.1%
Brazil                                          1.0%
South Africa                                    1.0%
Other**                                         5.3%

 * Of the 2.6%, 2.2% is due to security lending activity and 0.4% is the Fund's cash equivalent position.
** Includes Austria, China, Czechoslovakia Federated Republic, Greece, Hungary,
   Ireland, Singapore, Taiwan and Thailand.


Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets.

This Fund primarily invests in large-capitalization companies but may invest a small portion in small- and mid-capitalization companies.

Stocks in small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2005

RiverSource International Opportunity Fund
Class A (excluding sales charge)                            +16.90%
Morgan Stanley Capital International (MSCI)
EAFE(R) Index (unmanaged)                                   +18.59%
Lipper International Large-Cap Core Funds Index             +17.64%
Lipper International Funds Index                            +18.91%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                  CLASS A           CLASS B            CLASS C       CLASS I   CLASS Y
                                (11/15/84)         (3/20/95)          (6/26/00)     (3/4/04)  (3/20/95)
                                                         AFTER              AFTER
(INCEPTION DATES)            NAV(1)   POP(2)   NAV(1)   CDSC(3)   NAV(1)   CDSC(4)   NAV(5)     NAV(6)
AT OCT. 31, 2005
1 year                       +16.90%  +10.19%  +15.89%   +10.89%  +16.03%   +15.03%  +17.58%   +16.92%
3 years                      +16.05%  +13.79%  +15.09%   +14.08%  +15.17%   +15.17%     N/A    +16.25%
5 years                       -3.23%   -4.37%   -3.99%    -4.31%   -3.97%    -3.97%     N/A     -3.05%
10 years                      +2.62%   +2.01%   +1.82%    +1.82%     N/A       N/A      N/A     +2.78%
Since inception               +8.14%   +7.83%   +2.74%    +2.74%   -5.81%    -5.81%  +10.75%    +3.71%

AT SEPT. 30, 2005
1 year                       +23.26%  +16.16%  +22.36%   +17.36%  +22.40%   +21.40%  +23.93%   +23.43%
3 years                      +18.93%  +16.61%  +18.02%   +17.05%  +17.97%   +17.97%     N/A    +19.21%
5 years                       -3.64%   -4.78%   -4.38%    -4.70%   -4.38%    -4.38%     N/A     -3.45%
10 years                      +2.72%   +2.12%   +1.93%    +1.93%     N/A       N/A      N/A     +2.89%
Since inception               +8.32%   +8.01%   +3.05%    +3.05%   -5.40%    -5.40%  +13.26%    +4.02%

(1)  Excluding sales charge.
(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.
(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.
(4)  1% CDSC applies to redemptions made within the first year of purchase.
(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to RiverSource Portfolio Builder Funds, six affiliated funds-of-funds.
(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

                           WITH PORTFOLIO MANAGEMENT

BELOW, RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND PORTFOLIO MANAGERS ALEX LYLE AND DOMINIC ROSSI OF THREADNEEDLE DESCRIBE THE FUND'S RESULTS AND POSITIONING FOR THE 12 MONTHS ENDED OCT. 31, 2005.

Q:  HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED OCT. 31, 2005?

A: The Fund gained 16.90% (Class A shares excluding sales charge) for the 12-month period ended Oct. 31, 2005. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, which advanced 18.59% for the period. The Lipper International Large-Cap Core Funds Index and the Lipper International Funds Index, representing the Fund's peer groups, rose 17.64% and 18.91%, respectively, for the same time frame.

Q:  WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?

A: Throughout the fiscal year, we have been opportunistically shifting the portfolio towards growth-oriented stocks. In the first half of the period, in particular, this strategy hurt the Fund's performance, largely because we were ahead of most investors in our conviction toward growth-oriented companies. Although we had anticipated that investors' preference -- and hence market favor -- would move to growth stocks as the global recovery moved into its next phase, the change was slower than we had expected. In short, we increased the Fund's position in growth stocks, but these stocks did not perform well for the first half of the year, so Fund performance was adversely affected. The second half of the year showed better results for growth-type stocks with companies such as Indra Sistemas, an IT company in Spain; Standard Chartered, a U.K. bank specializing in the Far East and Continental, a German automobile parts and systems manufacturer performing well.

    Also later in the period, some Japanese companies added to the Fund's performance. They included Amada, a machinery company; TOC, a real estate holding; Okumura, a construction company with a very strong balance sheet; and Honda, the auto company, which is doing well in the burgeoning hybrid market in the U.S.

    Our asset allocation in Japan had a strong impact on performance over the period, with market-driven performance early in the period hurting us and later benefiting us. Japan is the largest country position in the Fund, at approximately 22% of the Fund's assets. Early in the fiscal year, small company stocks in Japan saw phenomenally strong performance. However, the Fund was heavily invested in Japanese mid- and large-cap stocks and missed much of that rally. In the last few months of the period, however, the market

--------------------------------------------------------------------------------
5 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

> OUR ASSET ALLOCATION IN JAPAN HAD A STRONG IMPACT ON PERFORMANCE OVER THE PERIOD, WITH MARKET-DRIVEN PERFORMANCE EARLY IN THE PERIOD HURTING US AND LATER BENEFITING US.

    rallied again, and this time to the Fund's advantage. The stocks we owned in Japan performed well, and the Fund's sizeable allocation to Japan was also helpful.

    Banks, brokers, and other companies within the financials sector have led the way. In addition, some of the domestic cyclical stocks, such as construction and steel companies, have also helped the Fund's performance. Typically, cyclical stocks get a boost in a recovering economy, as has been the case in Japan. Their domestic economy is still early in its recovery cycle and government reforms remain on the horizon.

    We have retained a reflationary focus in Asia meaning that we are focusing on companies that will benefit from a rising economy. Singapore companies such as City Developments, a property company, and DBS Group, a commercial bank, are examples of this ongoing reflation story that have been good performers late in the period.

    Energy and mining stocks put in especially strong performance over the period. Among the noteworthy were oil stocks Neste Oil (Finland), Eni (Italy) and BG Group (U.K). In mining, names like Cia Vale do Rio Doce (Brazil) and BHP Billiton (Australia) significantly boosted performance.

Q:  WHAT CHANGES DID YOU MAKE TO THE FUND?

A: Throughout the 12-month period, we have been selectively moving out of cyclical stocks, and adding good quality growth companies that we believe can achieve above-average growth. We think these companies will continue to serve the Fund as the global economy moves more solidly into its next phase. Some growth-oriented companies added within the period include: Fresenius Medical Care, a German health care company specializing in filters for dialysis machines; Reckitt Benckiser, a U.K. household goods company; Atos Origin, a French software integration company; Indra Sistemas, a Spanish software company and Neopost, a French office electronics business.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

>     WE BELIEVE WE ARE IN THE MIDST OF A LENGTHY BULL MARKET IN COMMODITIES.

    Mining and energy-related sectors have been strong through the period. We added two mining stocks to complement the holdings. The first was Cameco, the Canadian uranium producer. For some time, there has been limited capacity for uranium production, as nuclear power has waned in popularity. Traditionally, Russia has been a good long-term supplier but that country's supplies are now dwindling. Bringing new uranium mines into production takes a considerable time, so Cameco should continue to benefit from the higher price of uranium, given the favorable demand/supply dynamics. Another mining company we added to the Fund was Anglo American, a South African mining company. Anglo American is a global leader in the mining and natural resource sectors.

    In the energy sector, oil reached record highs during this reporting period. We sold the Fund's position in Petrobras. The Brazilian oil company had performed well, but we have growing concerns about the political environment in Latin America, with elections due next year in both Brazil and Mexico. We reinvested the proceeds in PetroChina, which is currently offering an attractive yield.

    In the financials sector, we have focused on banks with good growth prospects. We added Bank of Yokohama and Mizuho Financial Group in Japan. We also sold Anglo Irish Bank, a long-term holding that had performed very strongly. Given that the bank lends primarily to medium-sized businesses, we felt it could be vulnerable to the slowing pace of economic activity. We have also reduced the Fund's exposure to the Spanish bank Santander, which took over Abbey National in the U.K. Abbey remains heavily exposed to the U.K. housing market, which has shown clear signs of slowing. We reinvested the proceeds in banks that are well placed to benefit from European economies with low levels of consumer debt, such as EFG in Greece and Erste Bank in Austria, which has significant exposure to Eastern Europe. Both banks were sold-off by investors in light of the 'no' votes by France and the Netherlands in the EU referendums held in the summer. We took advantage of the dip in their share prices to purchase these stocks, as we liked the growth/valuation mix for both banks.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

    We reduced exposure to several sectors, including telecommunications and real estate. Telecommunications remains a very competitive area particularly in businesses related to mobile telephone products and service, which were not producing the high levels of revenue growth that the market had anticipated during the 12-month period. We have reduced our holding in Vodafone Group, a U.K company, and we have also sold our holding in Belgacom, the Belgium fixed-line equipment and services company. We increased the Fund's weighting in pharmaceuticals, where value has started to emerge following a period of dull performance. We increased the Fund's position in Novartis, a Swiss pharmaceutical company -- a move that was partly funded from profits taken in Roche, another Swiss pharmaceutical company. Roche, which is still in the Fund, has done well following strong sales of its cancer drug, Avastin.

Q: HOW IS THE FUND CURRENTLY POSITIONED, AND HOW DO YOU INTEND TO MANAGE THE FUND IN THE COMING MONTHS?

A: Overall, the Fund's focus on growth remains very much in place and is starting to bear fruit. We believe that quality growth stocks will be re-rated as economic and earnings momentum continues to wane.

    We believe we are in the midst of a lengthy bull market in commodities. Commodities, such as oil and iron ore, remain in strong demand. We intend to continue the Fund's large positions in the energy and mining sectors. We still think there are supply shortages and continuing strong demand from the U.S. and Chinese economies, which will continue to support high prices globally.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

    The Japanese recovery is still in play. We feel that Japan's economy and markets will grow stronger. Our opinion was validated when, on Sept. 11, 2005, a general election in Japan brought a landslide victory for Japanese Prime Minister Koizumi, who can now move forward with his broad mandate for much needed reforms in financials and other sectors. We maintain an above average position in Japan, which remains our largest country position.

    Looking ahead, we remain constructive on the prospects facing international equity markets, which are attractively valued. Many companies have high levels of cash, which will likely continue to drive shareholder-friendly activities such as stock buybacks, as well as mergers and acquisitions.

ASSETT ALLOCATION & SECTOR COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS AT OCT. 31, 2005

STOCKS 96.5%
Financials                                              26.3%
Energy                                                  11.3%
Consumer Discretionary                                   9.8%
Materials                                                9.6%
Health Care                                              9.4%
Information Technology                                   8.4%
Consumer Staples                                         8.1%
Industrials                                              7.7%
Telecommunication Services                               3.8%
Utilities                                                2.1%

PREFERRED STOCK & OTHER 0.9%
Consumer Discretionary

CASH EQUIVALENTS 2.6%
Short-Term Securities

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS AT OCT. 31, 2005

Roche Holding (Switzerland)                              2.3%
UBS (Switzerland)                                        2.3
Total (France)                                           2.2
Standard Chartered Bank (United Kingdom)                 2.0
Eni (Italy)                                              2.0
AXA (France)                                             1.9
BP (United Kingdom)                                      1.6
Nestle (Switzerland)                                     1.5
BG Group (United Kingdom)                                1.5
Novartis (Switzerland)                                   1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Opportunity Fund Class A shares (from 11/1/95 to 10/31/05)* as compared to the performance of three widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Index, the Lipper International Large-Cap Core Funds Index and the Lipper International Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Nov. 15, 1984. MSCI EAFE Index data is from Dec. 1, 1984. The Fund began operating before the inception of the Lipper peer groups.

DISTRIBUTION SUMMARY

THE TABLE BELOW DETAILS THE FUND'S INCOME AND CAPITAL GAIN DISTRIBUTIONS FOR THE FISCAL YEARS SHOWN. MORE INFORMATION ON THE OTHER CLASSES CAN BE FOUND IN THE FINANCIAL HIGHLIGHTS SECTION OF THIS REPORT'S NOTES TO FINANCIAL STATEMENTS.

                                                            CLASS A
                                         ----------------------------------------------
                                                    SHORT-TERM     LONG-TERM
FISCAL YEAR ENDED                        INCOME   CAPITAL GAINS   CAPITAL GAINS   TOTAL
Oct. 31, 2005                             $0.03        $--           $  --        $0.03
Oct. 31, 2004                              0.04         --              --         0.04
Oct. 31, 2003                              0.02         --              --         0.02
Oct. 31, 2002                              0.08         --              --         0.08
Oct. 31, 2001                                --         --            1.76         1.76

--------------------------------------------------------------------------------
10 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

[CHART]

     VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INTERNATIONAL
                                OPPORTUNITY FUND

                                  '95      '96      '97      '98      '99      '00      '01      '02      '03      '04      '05
RiverSource International
Opportunity Fund Class A
(includes sales charge)         $ 9,425  $10,357  $10,968  $11,576  $14,795  $14,382  $ 9,246  $ 7,809  $ 9,291  $10,441  $12,205
MSCI(R) EAFE Index(1)           $10,000  $11,080  $11,625  $12,782  $15,769  $15,349  $11,561  $10,066  $12,842  $15,316  $18,164
Lipper International
Large-Cap Core
Funds Index(2)                  $10,000  $11,267  $12,949  $13,938  $17,323  $18,418  $14,058  $12,550  $15,408  $17,729  $20,856
Lipper International Funds
Index(3)                        $10,000  $11,263  $12,769  $13,363  $16,443  $17,010  $12,912  $11,587  $14,664  $17,089  $20,321

COMPARATIVE RESULTS

RESULTS AT OCT. 31, 2005

                                                                                                                SINCE
                                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION(4)
RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND (INCLUDES SALES CHARGE)
Class A  Cumulative value of $10,000                                 $11,019   $14,734   $ 7,998    $12,205    $ 48,550
         Average annual total return                                  +10.19%   +13.79%    -4.37%     +2.01%      +7.83%

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
         Cumulative value of $10,000                                 $11,859   $18,043   $11,831    $18,164    $100,254
         Average annual total return                                  +18.59%   +21.74%    +3.42%     +6.15%     +11.65%

LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX(2)
         Cumulative value of $10,000                                 $11,764   $16,619   $11,309    $20,856         N/A
         Average annual total return                                  +17.64%   +18.45%    +2.49%     +7.61%        N/A

LIPPER INTERNATIONAL FUNDS INDEX(3)
         Cumulative value of $10,000                                 $11,891   $17,536   $11,946    $20,321         N/A
         Average annual total return                                  +18.91%   +20.59%    +3.62%     +7.35%        N/A

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 4.

(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper International Large-Cap Core Funds Index includes the 10 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) The Lipper International Funds Index includes the 30 largest international funds (growth and value) tracked by Lipper Inc. The index's returns include net reinvested dividends.
(4) Fund data is from Nov. 15, 1984. MSCI EAFE Index data is from Dec. 1, 1984. The Fund began operating before the inception of the Lipper peer groups.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND

OCT. 31, 2005

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                         SHARES                 VALUE(a)
COMMON STOCKS (97.6%)(c)

AUSTRALIA (2.0%)
METALS & MINING (1.6%)
BHP Billiton                                                     315,402           $ 4,891,748
Newcrest Mining                                                  103,904             1,414,192
Rio Tinto                                                         61,234             2,589,248
                                                                                  ------------
Total                                                                                8,895,188
----------------------------------------------------------------------------------------------

REAL ESTATE (0.4%)
Lend Lease                                                       202,722             2,071,887
----------------------------------------------------------------------------------------------

AUSTRIA (0.5%)
COMMERCIAL BANKS
Erste Bank der
  Oesterreichischen Sparkassen                                    49,981             2,600,287
----------------------------------------------------------------------------------------------

BRAZIL (1.0%)
METALS & MINING
Cia Vale do Rio Doce ADR                                         147,600             5,446,440
----------------------------------------------------------------------------------------------

CANADA (1.1%)
METALS & MINING (0.6%)
Cameco                                                            66,300             3,188,126
----------------------------------------------------------------------------------------------

OIL & GAS (0.5%)
Suncor Energy                                                     53,000             2,836,240
----------------------------------------------------------------------------------------------

CHINA (0.6%)
OIL & GAS
PetroChina Cl H                                                4,072,000             3,122,839
----------------------------------------------------------------------------------------------

CZECHOSLOVAKIA FEDERATED REPUBLIC (0.6%)
PHARMACEUTICALS
Zentiva GDR                                                       77,246(b),(g)      3,420,013
----------------------------------------------------------------------------------------------

DENMARK (1.6%)
INSURANCE (0.5%)
TrygVesta                                                         72,010(b)          2,972,179
----------------------------------------------------------------------------------------------

MARINE (1.1%)
AP Moller - Maersk                                                   623             5,635,788
----------------------------------------------------------------------------------------------

FINLAND (1.4%)
ELECTRIC UTILITIES (0.6%)
Fortum                                                           192,600           $ 3,408,774
----------------------------------------------------------------------------------------------

OIL & GAS (0.8%)
Neste Oil                                                        141,398(b)          4,376,551
----------------------------------------------------------------------------------------------

FRANCE (9.2%)
BEVERAGES (0.5%)
Pernod-Ricard                                                     15,158             2,651,747
----------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.6%)
VINCI                                                             42,878             3,352,558
----------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Imerys                                                            33,460             2,314,633
----------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.9%)
Schneider Electric                                                56,411             4,635,781
----------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Essilor Intl                                                      43,233             3,559,744
----------------------------------------------------------------------------------------------

INSURANCE (1.9%)
AXA                                                              351,518            10,181,612
----------------------------------------------------------------------------------------------

IT SERVICES (0.7%)
Atos Origin                                                       52,374(b)          3,598,906
----------------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.8%)
Neopost                                                           46,456             4,481,773
----------------------------------------------------------------------------------------------

OIL & GAS (2.1%)
Total                                                             47,476            11,947,371
----------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Sanofi-Aventis                                                    41,207             3,301,258
----------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                         SHARES                 VALUE(a)
COMMON STOCKS (CONTINUED)

GERMANY (8.2%)
AUTO COMPONENTS (0.8%)
Continental                                                       55,434           $ 4,236,732
----------------------------------------------------------------------------------------------

AUTOMOBILES (0.5%)
DaimlerChrysler                                                   53,784             2,688,746
----------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
Deutsche Postbank                                                 50,660             2,792,703
----------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.7%)
Wincor Nixdorf                                                    41,487             3,636,405
----------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
Deutsche Telekom                                                 193,555             3,422,923
----------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.1%)
E.ON                                                              65,102             5,898,899
----------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.3%)
Celesio                                                           51,084             4,414,506
Fresenius Medical Care                                            30,743             2,775,630
                                                                                  ------------
Total                                                                                7,190,136
----------------------------------------------------------------------------------------------

INSURANCE (1.3%)
Allianz                                                           49,679             7,005,061
----------------------------------------------------------------------------------------------

MACHINERY (0.5%)
MAN                                                               60,637             2,812,014
----------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.9%)
Hypo Real Estate Holding                                         102,821             4,960,133
----------------------------------------------------------------------------------------------

GREECE (0.7%)
COMMERCIAL BANKS
EFG Eurobank Ergasias                                            100,540             3,030,300
EFG Intl                                                          25,181(b)            723,671
                                                                                  ------------
Total                                                                                3,753,971
----------------------------------------------------------------------------------------------

HONG KONG (2.7%)
REAL ESTATE (2.1%)
Cheung Kong Holdings                                             246,000             2,569,712
New World Development                                          1,642,200             2,032,520
Sun Hung Kai Properties                                          329,000             3,122,631
Swire Pacific Cl A                                               447,000             4,021,883
                                                                                  ------------
Total                                                                               11,746,746
----------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Esprit Holdings                                                  441,500             3,127,832
----------------------------------------------------------------------------------------------

HUNGARY (0.3%)
COMMERCIAL BANKS
OTP Bank                                                          46,466           $ 1,680,457
----------------------------------------------------------------------------------------------

IRELAND (0.6%)
CONSTRUCTION MATERIALS
CRH                                                              129,304             3,232,131
----------------------------------------------------------------------------------------------

ITALY (3.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
FastWeb                                                           65,150(b)          2,965,968
----------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.5%)
Saipem                                                           199,434             2,854,234
----------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Parmalat                                                         924,712(b)          2,690,094
----------------------------------------------------------------------------------------------

OIL & GAS (2.0%)
Eni                                                              400,169(d)         10,711,384
----------------------------------------------------------------------------------------------

JAPAN (22.3%)
AUTOMOBILES (2.2%)
Honda Motor                                                       86,500             4,811,135
Toyota Motor                                                     149,200             6,919,069
                                                                                  ------------
Total                                                                               11,730,204
----------------------------------------------------------------------------------------------

BEVERAGES (0.2%)
Asahi Breweries                                                   96,600             1,207,639
----------------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.5%)
Asahi Glass                                                      239,000             2,584,091
----------------------------------------------------------------------------------------------

CAPITAL MARKETS (1.4%)
Nikko Cordial                                                    181,500             2,203,536
Nomura Holdings                                                  207,000             3,193,599
Tokai Tokyo Securities                                           551,000             2,162,240
                                                                                  ------------
Total                                                                                7,559,375
----------------------------------------------------------------------------------------------

CHEMICALS (1.1%)
Showa Denko                                                      812,000             2,597,356
Sumitomo Chemical                                                604,000             3,565,026
                                                                                  ------------
Total                                                                                6,162,382
----------------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.6%)
Bank of Yokohama                                                 478,000             3,892,198
Mitsubishi UFJ Financial Group                                       528             6,636,712
Mizuho Financial Group                                               229             1,528,881
Sumitomo Mitsui Financial Group                                      248             2,290,587
                                                                                  ------------
Total                                                                               14,348,378
----------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                         SHARES                 VALUE(a)
COMMON STOCKS (CONTINUED)

JAPAN (CONT.)
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Toppan Printing                                                  234,000           $ 2,257,949
----------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.2%)
NEC                                                              228,000             1,134,394
----------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.1%)
Nishimatsu Construction                                          761,000             3,523,906
Okumura                                                          371,000             2,322,028
                                                                                  ------------
Total                                                                                5,845,934
----------------------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
ACOM                                                              35,000             2,274,817
----------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
Japan Cash Machine                                                60,700             1,246,072
----------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Hoya                                                              74,200             2,599,033
----------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Nichii Gakkan                                                     50,000             1,196,770
----------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.3%)
Yoshinoya D&C                                                        866             1,635,156
----------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.4%)
Daito Trust Construction                                          73,200             3,627,288
Pioneer                                                           92,500             1,170,949
Sharp                                                            140,000             1,922,557
Victor Company of Japan                                          194,000(d)          1,054,079
                                                                                  ------------
Total                                                                                7,774,873
----------------------------------------------------------------------------------------------

INSURANCE (0.6%)
T&D Holdings                                                      54,000             3,396,037
----------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.4%)
eAccess                                                            3,473             2,156,790
----------------------------------------------------------------------------------------------

MACHINERY (0.9%)
AMADA                                                            261,000             1,994,126
Kurita Water Inds                                                 94,900             1,589,068
Takuma                                                           154,000             1,182,302
                                                                                  ------------
Total                                                                                4,765,496
----------------------------------------------------------------------------------------------

MEDIA (0.3%)
Nippon Telegraph & Telephone                                         336             1,606,222
----------------------------------------------------------------------------------------------

METALS & MINING (1.2%)
Mitsui Mining & Smelting                                         501,000             2,862,389
Nippon Steel                                                   1,005,000             3,590,968
                                                                                  ------------
Total                                                                                6,453,357
----------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.4%)
Marui                                                            131,700           $ 2,184,968
----------------------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.1%)
Canon                                                             66,800             3,535,973
Ricoh                                                            146,000             2,320,299
                                                                                  ------------
Total                                                                                5,856,272
----------------------------------------------------------------------------------------------

OIL & GAS (0.7%)
Nippon Oil                                                       420,000             3,587,071
----------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.9%)
Astellas Pharma                                                   72,200             2,579,168
Chugai Pharmaceutical                                            103,200             2,259,898
                                                                                  ------------
Total                                                                                4,839,066
----------------------------------------------------------------------------------------------

REAL ESTATE (1.0%)
Mitsui Fudosan                                                   152,000             2,488,472
TOC                                                              522,450             3,015,121
                                                                                  ------------
Total                                                                                5,503,593
----------------------------------------------------------------------------------------------

SOFTWARE (0.5%)
Nintendo                                                          22,000             2,467,192
----------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Komeri                                                            86,200             3,053,647
----------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.5%)
ONWARD Kashiyama                                                 153,000             2,445,183
----------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.5%)
Mitsubishi Logistics                                             191,000             2,631,601
----------------------------------------------------------------------------------------------

MEXICO (1.4%)
FOOD & STAPLES RETAILING (0.8%)
Wal-Mart de Mexico Series V                                      948,952             4,620,877
----------------------------------------------------------------------------------------------

MEDIA (0.6%)
Grupo Televisa ADR                                                42,491             3,106,092
----------------------------------------------------------------------------------------------

NETHERLANDS (3.8%)
DIVERSIFIED FINANCIAL SERVICES (1.1%)
ING Groep                                                        209,070             6,029,760
----------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
Royal Numico                                                     159,893(b)          6,475,900
----------------------------------------------------------------------------------------------

OIL & GAS (1.0%)
Royal Dutch Shell Cl A                                           179,625             5,538,706
----------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
ASML Holding                                                     148,417(b)          2,513,161
----------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                        SHARES                  VALUE(a)
COMMON STOCKS (CONTINUED)

SINGAPORE (0.9%)
INDUSTRIAL CONGLOMERATES (0.4%)
Keppel                                                           308,000           $ 2,113,417
----------------------------------------------------------------------------------------------

REAL ESTATE (0.5%)
City Developments                                                554,000             2,888,574
----------------------------------------------------------------------------------------------

SOUTH AFRICA (1.0%)
METALS & MINING
Anglo American                                                   188,506             5,579,439
----------------------------------------------------------------------------------------------

SOUTH KOREA (2.8%)
COMMERCIAL BANKS (1.3%)
Kookmin Bank                                                      69,480             3,966,315
Shinhan Financial Group                                           91,660             3,082,379
                                                                                  ------------
Total                                                                                7,048,694
----------------------------------------------------------------------------------------------

METALS & MINING (0.3%)
POSCO                                                              7,492             1,539,169
----------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.2%)
Samsung Electronics                                               12,550             6,704,426
----------------------------------------------------------------------------------------------

SPAIN (2.0%)
COMMERCIAL BANKS (1.3%)
Banco Bilbao Vizcaya Argentaria                                  401,489             7,079,681
----------------------------------------------------------------------------------------------

IT SERVICES (0.7%)
Indra Sistemas                                                   180,683             3,701,987
----------------------------------------------------------------------------------------------

SWEDEN (1.4%)
COMMUNICATIONS EQUIPMENT (0.5%)
Telefonaktiebolaget LM
  Ericsson Cl B                                                  802,877             2,631,420
----------------------------------------------------------------------------------------------

TOBACCO (0.9%)
Swedish Match                                                    414,600             4,711,240
----------------------------------------------------------------------------------------------

SWITZERLAND (10.4%)
Capital Markets (2.3%)
UBS                                                              146,643            12,503,439
----------------------------------------------------------------------------------------------

CHEMICALS (0.7%)
Syngenta                                                          36,255(b)          3,893,933
----------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.6%)
Julius Baer Holding Cl B                                          39,058             3,031,643
----------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.5%)
Nestle                                                            28,022             8,344,730
----------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Nobel Biocare Holding                                             20,675           $ 4,766,890
----------------------------------------------------------------------------------------------

METALS & MINING (0.6%)
Xstrata                                                          141,244             3,235,769
----------------------------------------------------------------------------------------------

PHARMACEUTICALS (3.8%)
Novartis                                                         139,952             7,528,068
Roche Holding                                                     84,277            12,592,773
                                                                                  ------------
Total                                                                               20,120,841
----------------------------------------------------------------------------------------------

TAIWAN (0.9%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Taiwan Semiconductor Mfg                                       2,969,084             4,607,782
----------------------------------------------------------------------------------------------

THAILAND (0.3%)
COMMERCIAL BANKS
Bangkok Bank                                                     618,300             1,568,590
----------------------------------------------------------------------------------------------

UNITED KINGDOM (16.4%)
AEROSPACE & DEFENSE (0.8%)
Rolls-Royce Group                                                697,463(b)          4,507,843
Rolls-Royce Group Cl B                                        23,295,264                41,230
                                                                                  ------------
Total                                                                                4,549,073
----------------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.4%)
Barclays                                                         344,872             3,417,557
HSBC Holdings                                                    221,250             3,476,127
Standard Chartered                                               528,052            11,088,771
                                                                                  ------------
Total                                                                               17,982,455
----------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
British Energy Group                                             301,657(b)          2,372,105
----------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.0%)
Tesco                                                          1,075,715             5,727,778
Wm Morrison Supermarkets                                       1,697,471             4,914,498
                                                                                  ------------
Total                                                                               10,642,276
----------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.4%)
Carnival                                                          92,196             4,675,149
Enterprise Inns                                                  207,941             2,870,133
                                                                                  ------------
Total                                                                                7,545,282
----------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.5%)
Reckitt Benckiser                                                 97,805             2,955,151
----------------------------------------------------------------------------------------------

INSURANCE (0.6%)
Legal & General Group                                          1,743,207             3,310,839
----------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                         SHARES                 VALUE(a)
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONT.)
METALS & MINING (0.5%)
BHP Billiton                                                     167,480          $  2,464,439
----------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
Marks & Spencer Group                                            338,605             2,503,093
----------------------------------------------------------------------------------------------

OIL & GAS (3.2%)
BG Group                                                         924,221             8,130,356
BP                                                               810,136             8,974,063
                                                                                  ------------
Total                                                                               17,104,419
----------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
GlaxoSmithKline                                                  114,521             2,978,486
----------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.6%)
O2                                                             1,904,422             6,937,039
Vodafone Group                                                 2,755,916             7,235,292
                                                                                  ------------
Total                                                                               14,172,331
----------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $450,822,850)                                                              $528,845,935
----------------------------------------------------------------------------------------------

PREFERRED STOCK & OTHER (1.0%)(c)
GERMANY
Porsche                                                            6,925          $  4,991,800
----------------------------------------------------------------------------------------------

SINGAPORE
City Development
  Warrants                                                        55,400(b),(h)        206,082
----------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCK AND OTHER
(Cost: $4,296,301)                                                                $  5,197,882
----------------------------------------------------------------------------------------------

                                                 EFFECTIVE     PRINCIPAL
ISSUER                                             YIELD         AMOUNT               VALUE(a)
SHORT-TERM SECURITIES (2.7%)(e)

COMMERCIAL PAPER
Alpine Securitization
    11-28-05                                       3.98%     $ 4,500,000(f)       $  4,486,105
Park Granada
    11-04-05                                       3.84       10,000,000(f)          9,995,734
----------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $14,483,401)                                                               $ 14,481,839
----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $469,602,552)(i)                                                           $548,525,656
==============================================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.2% of net assets. See Note 5 to the financial statements. 0.5% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $14,481,839 or 2.7% of net assets.

(g) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2005, the value of these securities amounted to $3,420,013 or 0.6% of net assets.

(h)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2005, is as follows:

                                                    ACQUISITION
      SECURITY                                          DATE                            COST
      --------------------------------------------------------------------------------------
      City Development
         Warrants                                    05-04-04                           $--

(i) At Oct. 31, 2005, the cost of securities for federal income tax purposes was $472,985,327 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                                    $83,131,778
      Unrealized depreciation                                                     (7,591,449)
      --------------------------------------------------------------------------------------
      Net unrealized appreciation                                                $75,540,329
     ---------------------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND

OCT. 31, 2005

ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $469,602,552)                                                            $ 548,525,656
Foreign currency holdings (identified cost $1,206,118) (Note 1)                                  1,206,930
Capital shares receivable                                                                           83,651
Dividends and accrued interest receivable                                                          559,529
Reclaims receivable                                                                                368,557
Receivable for investment securities sold                                                        6,285,866
----------------------------------------------------------------------------------------------------------
Total assets                                                                                   557,030,189
----------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                                   40,615
Capital shares payable                                                                              13,877
Payable for investment securities purchased                                                      2,706,449
Payable upon return of securities loaned (Note 5)                                               12,022,000
Accrued investment management services fee                                                          34,486
Accrued distribution fee                                                                            15,081
Accrued service fee                                                                                      3
Accrued transfer agency fee                                                                         14,119
Accrued administrative services fee                                                                  3,500
Other accrued expenses                                                                             154,487
----------------------------------------------------------------------------------------------------------
Total liabilities                                                                               15,004,617
----------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                           $ 542,025,572
==========================================================================================================

REPRESENTED BY
Capital stock - $.01 par value (Note 1)                                                      $     710,017
Additional paid-in capital                                                                     878,916,542
Undistributed net investment income                                                              3,019,499
Accumulated net realized gain (loss) (Note 7)                                                 (419,563,624)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           78,943,138
----------------------------------------------------------------------------------------------------------
Total - representing net assets applicable to outstanding capital stock                      $ 542,025,572
==========================================================================================================
Net assets applicable to outstanding shares:              Class A                            $ 407,578,897
                                                          Class B                            $  81,360,280
                                                          Class C                            $   2,726,160
                                                          Class I                            $  49,993,704
                                                          Class Y                            $     366,531
Net asset value per share of outstanding capital stock:   Class A shares     53,203,222      $        7.66
                                                          Class B shares     10,929,544      $        7.44
                                                          Class C shares        368,649      $        7.40
                                                          Class I shares      6,452,691      $        7.75
                                                          Class Y shares         47,574      $        7.70
----------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                            $  11,739,070
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND

YEAR ENDED OCT. 31, 2005

INVESTMENT INCOME
Income:
Dividends                                                                                      $13,505,522
Interest                                                                                           266,518
Fee income from securities lending (Note 5)                                                        315,772
   Less foreign taxes withheld                                                                  (1,637,247)
----------------------------------------------------------------------------------------------------------
Total income                                                                                    12,450,565
----------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                               3,988,205
Distribution fee
   Class A                                                                                         988,705
   Class B                                                                                         870,310
   Class C                                                                                          24,597
Transfer agency fee                                                                              1,772,058
Incremental transfer agency fee
   Class A                                                                                         112,995
   Class B                                                                                          44,881
   Class C                                                                                           1,025
Service fee - Class Y                                                                               28,262
Administrative services fees and expenses                                                          331,818
Compensation of board members                                                                       11,818
Custodian fees                                                                                     209,089
Printing and postage                                                                               314,917
Registration fees                                                                                   63,600
Audit fees                                                                                          40,000
Other                                                                                               18,334
----------------------------------------------------------------------------------------------------------
Total expenses                                                                                   8,820,614
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)                (72,632)
----------------------------------------------------------------------------------------------------------
                                                                                                 8,747,982
   Earnings credits on cash balances (Note 2)                                                      (19,099)
----------------------------------------------------------------------------------------------------------
Total net expenses                                                                               8,728,883
----------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                                   3,721,682
----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                               57,849,003
   Foreign currency transactions                                                                  (230,811)
----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                         57,618,192
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           21,541,786
----------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                           79,159,978
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $82,881,660
==========================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND

YEAR ENDED OCT. 31,                                                                  2005               2004
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) - net                                                   $  3,721,682       $  1,433,661
Net realized gain (loss) on investments                                            57,618,192         22,919,171
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              21,541,786         24,168,813
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    82,881,660         48,521,645
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                      (1,605,104)        (1,651,206)
      Class C                                                                            (828)              (715)
      Class I                                                                        (242,750)                --
      Class Y                                                                        (169,979)          (214,784)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                                (2,018,661)        (1,866,705)
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                         97,626,381        101,102,998
   Class B shares                                                                  27,681,623         23,768,927
   Class C shares                                                                   1,321,486          1,226,442
   Class I shares                                                                  36,226,770         21,510,449
   Class Y shares                                                                   4,755,770          4,784,261
Reinvestment of distributions at net asset value
   Class A shares                                                                   1,573,971          1,618,883
   Class C shares                                                                         811                711
   Class I shares                                                                     242,656                 --
   Class Y shares                                                                      12,363             21,292
Payments for redemptions
   Class A shares                                                                 (96,437,947)       (66,209,852)
   Class B shares (Note 2)                                                        (33,026,638)       (33,353,618)
   Class C shares (Note 2)                                                           (713,809)          (357,647)
   Class I shares                                                                 (13,046,455)          (891,519)
   Class Y shares                                                                 (40,647,366)        (7,709,434)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                 (14,430,384)        45,511,893
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            66,432,615         92,166,833
Net assets at beginning of year                                                   475,592,957        383,426,124
----------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                        $542,025,572       $475,592,957
================================================================================================================
Undistributed net investment income                                              $  3,019,499       $  1,166,688
----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND (FORMERLY AXP THREADNEEDLE INTERNATIONAL FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

-    Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-    Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Oct. 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 9.22% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development

--------------------------------------------------------------------------------
21 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Oct. 31, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2005 was $206,082 representing 0.04% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2005, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $149,790 and accumulated net realized loss has been increased by $149,790.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                              2005          2004
-------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income                                        $1,605,104    $1,651,206
      Long-term capital gain                                         --            --

CLASS B
Distributions paid from:
      Ordinary income                                                --            --
      Long-term capital gain                                         --            --

CLASS C
Distributions paid from:
      Ordinary income                                               828           715
      Long-term capital gain                                         --            --

CLASS I*
Distributions paid from:
      Ordinary income                                           242,750            --
      Long-term capital gain                                         --            --

CLASS Y
Distributions paid from:
      Ordinary income                                           169,979       214,784
      Long-term capital gain                                         --            --

* Inception date is March 4, 2004.

At Oct. 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                           $   6,141,112
Accumulated long-term gain (loss)                                       $(419,302,462)
Unrealized appreciation (depreciation)                                  $  75,560,363

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.8% to 0.675% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance

--------------------------------------------------------------------------------
24 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT of Class A shares of the Fund to the Lipper International Large-Cap Core Funds Index. Prior to Jan 1, 2005, the performance incentive adjustment was based on the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $312,535 for the year ended Oct. 31, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for the market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $19.50
- Class B $20.50
- Class C $20.00
- Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an

--------------------------------------------------------------------------------
25 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $800,239 for Class A, $73,084 for Class B and $532 for Class C for the year ended Oct. 31, 2005.

For the year ended Oct. 31, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 1.52% for Class A, 2.29% for Class B and 2.28% for Class C, 0.91% for Class I and 1.33% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $53,181, $11,419, $360 and $39, respectively, and the management fees waived at the Fund level were $7,633. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until Oct. 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.07% for Class I and 1.38% for Class Y.

During the year ended Oct. 31, 2005, the Fund's custodian and transfer agency fees were reduced by $19,099 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $493,570,953 and $493,204,983, respectively, for the year ended Oct. 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                             YEAR ENDED OCT. 31, 2005
                                        CLASS A        CLASS B        CLASS C        CLASS I        CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                   13,585,078      3,966,385        190,245      5,004,663        670,682
Issued for reinvested distributions       222,312             --            118         34,033          1,737
Redeemed                              (13,328,114)    (4,629,214)      (102,608)    (1,826,068)    (5,254,573)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   479,276       (662,829)        87,755      3,212,628     (4,582,154)
-------------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED OCT. 31, 2004
                                        CLASS A        CLASS B        CLASS C       CLASS I*        CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                   16,007,119      3,836,146        199,767      3,375,979        760,756
Issued for reinvested distributions       266,265             --            120             --          3,491
Redeemed                              (10,522,573)    (5,485,116)       (57,493)      (135,916)    (1,222,271)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 5,750,811     (1,648,970)       142,394      3,240,063       (458,024)
-------------------------------------------------------------------------------------------------------------

* Inception date is March 4, 2004.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2005, securities valued at $11,739,070 were on loan to brokers. For collateral the Fund received $12,022,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $315,772 for the year ended Oct. 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Oct. 31, 2005.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $419,302,462 at Oct. 31, 2005, that if not offset by capital gains will expire as follows:

                    2009                    2010                    2011
                $321,807,492             $59,231,998            $38,262,972

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                                          2005         2004       2003        2002        2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 6.58       $ 5.88     $ 4.97     $  5.96     $ 11.17
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .05          .03        .03         .03         .01
Net gains (losses) (both realized and unrealized)                     1.06          .71        .90        (.94)      (3.46)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.11          .74        .93        (.91)      (3.45)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.03)        (.04)      (.02)       (.08)         --
Distributions from realized gains                                       --           --         --          --       (1.76)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.03)        (.04)      (.02)       (.08)      (1.76)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.66       $ 6.58     $ 5.88     $  4.97     $  5.96
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $  408       $  347     $  276     $   292     $   462
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.52%(c)     1.54%      1.65%       1.54%       1.28%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .75%         .45%       .59%        .39%        .07%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               93%          98%       147%        103%        303%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      16.90%       12.54%     18.79%     (15.55%)    (35.71%)
--------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.53% for the year ended Oct. 31, 2005.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED OCT. 31,                                          2005         2004       2003        2002        2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 6.42       $ 5.75     $ 4.88     $  5.83     $ 11.04
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             -         (.02)       .02        (.02)       (.07)
Net gains (losses) (both realized and unrealized)                     1.02          .69        .85        (.92)      (3.38)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.02          .67        .87        (.94)      (3.45)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    --           --         --        (.01)         --
Distributions from realized gains                                       --           --         --          --       (1.76)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     --           --         --        (.01)      (1.76)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.44       $ 6.42     $ 5.75     $  4.88     $  5.83
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $   81       $   74     $   76     $    96     $   188
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      2.29%(c)     2.31%(c)   2.43%       2.31%       2.05%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .01%        (.29%)     (.16%)      (.34%)      (.70%)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               93%          98%       147%        103%        303%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      15.89%       11.65%     17.83%     (16.16%)    (36.19%)
--------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.30% and 2.32% for the years ended Oct. 31, 2005 and 2004, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED OCT. 31,                                          2005         2004       2003        2002        2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 6.38       $ 5.72     $ 4.85     $  5.84     $ 11.05
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             -         (.02)       .02        (.02)       (.07)
Net gains (losses) (both realized and unrealized)                     1.02          .68        .85        (.92)      (3.38)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.02          .66        .87        (.94)      (3.45)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    --           --         --        (.05)         --
Distributions from realized gains                                       --           --         --          --       (1.76)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     --           --         --        (.05)      (1.76)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.40       $ 6.38     $ 5.72     $  4.85     $  5.84
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $    3       $    2     $    1     $     1     $     1
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      2.28%(c)     2.30%      2.43%       2.31%       2.05%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .02%        (.26%)     (.17%)      (.35%)      (.64%)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               93%          98%       147%        103%        303%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      16.03%       11.62%     17.94%     (16.27%)    (36.15%)
--------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.30% for the year ended Oct. 31, 2005.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

CLASS I

FISCAL PERIOD ENDED OCT. 31,                                          2005    2004(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 6.65     $6.60
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .09       .04
Net gains (losses) (both realized and unrealized)                     1.07       .01
-------------------------------------------------------------------------------------
Total from investment operations                                      1.16       .05
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.06)       --
-------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.75     $6.65
-------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $   50     $  22
-------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       .91%      .87%(d)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.36%     1.12%(d)
-------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               93%       98%
-------------------------------------------------------------------------------------
Total return(e)                                                      17.58%      .76%(f)
-------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

CLASS Y

FISCAL PERIOD ENDED OCT. 31,                                          2005         2004       2003        2002        2001
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                $ 6.62       $ 5.91     $ 4.99     $  5.99     $ 11.19
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .05          .04        .03         .04         .02
Net gains (losses) (both realized and unrealized)                     1.07          .71        .92        (.95)      (3.46)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.12          .75        .95        (.91)      (3.44)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.04)        (.04)      (.03)       (.09)         --
Distributions from realized gains                                       --           --         --          --       (1.76)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.04)        (.04)      (.03)       (.09)      (1.76)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 7.70       $ 6.62     $ 5.91     $  4.99     $  5.99
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $   --       $   31     $   30     $    69     $    71
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.33%        1.36%      1.45%       1.37%       1.11%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.04%         .61%      1.07%        .61%        .25%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               93%          98%       147%        103%        303%
--------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      16.92%       12.79%     19.14%     (15.43%)    (35.52%)
--------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
AXP INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Opportunity Fund (a series of the AXP International Series, Inc.) as of October 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2005, and the financial highlights for each of the years in the five-year period ended October 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Opportunity Fund as of October 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
December 20, 2005

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33 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND
FISCAL YEAR ENDED OCT. 31, 2005

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                              100%
      Dividends Received Deduction for corporations                         0.00%

PAYABLE DATE                                                           PER SHARE
Dec. 20, 2004                                                           $0.02976

CLASS C

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                              100%
      Dividends Received Deduction for corporations                         0.00%

PAYABLE DATE                                                           PER SHARE
Dec. 20, 2004                                                           $0.00268

CLASS I

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                              100%
      Dividends Received Deduction for corporations                         0.00%

PAYABLE DATE                                                           PER SHARE
Dec. 20, 2004                                                           $0.06337

CLASS Y

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals                              100%
      Dividends Received Deduction for corporations                         0.00%

PAYABLE DATE                                                           PER SHARE
Dec. 20, 2004                                                           $0.03681

--------------------------------------------------------------------------------
34 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

                                                         BEGINNING         ENDING          EXPENSES     ANNUALIZED
                                                       ACCOUNT VALUE   ACCOUNT VALUE      PAID DURING    EXPENSE
                                                        MAY 1, 2005    OCT. 31, 2005     THE PERIOD(a)    RATIO
Class A
  Actual(b)                                               $1,000         $1,102.20         $ 7.94(c)      1.49%
  Hypothetical (5% return before expenses)                $1,000         $1,017.79         $ 7.62(c)      1.49%

Class B
  Actual(b)                                               $1,000         $1,097.30         $12.07(c)      2.27%
  Hypothetical (5% return before expenses)                $1,000         $1,013.84         $11.59(c)      2.27%

Class C
  Actual(b)                                               $1,000         $1,097.90         $12.02(c)      2.26%
  Hypothetical (5% return before expenses)                $1,000         $1,013.89         $11.53(c)      2.26%

Class I
  Actual(b)                                               $1,000         $1,105.60         $ 4.80(c)       .90%
  Hypothetical (5% return before expenses)                $1,000         $1,020.78         $ 4.61(c)       .90%

Class Y
  Actual(b)                                               $1,000         $1,101.60         $ 6.87(c)      1.29%
  Hypothetical (5% return before expenses)                $1,000         $1,018.80         $ 6.60(c)      1.29%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Oct. 31, 2005: +10.22% for Class A, +9.73% for Class B, +9.79% for Class C, +10.56% for Class I and +10.16% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses before giving effect to any performance incentive adjustment, will not exceed 1.55% for Class A; 2.31% for Class B; 2.31% for Class C; 1.07% for Class I; and 1.38% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Oct. 31, 2005, the actual expenses paid would have been $8.04 for Class A, $12.17 for Class B, $12.12 for Class C, $4.91 for Class I and $6.98 for Class Y; the hypothetical expenses paid would have been $7.72 for Class A, $11.69 for Class B, $11.64 for Class C, $4.71 for Class I and $6.70 for Class Y.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 5 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION            OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS          DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                     Board member since 1999   Chair, Board Services
901 S. Marquette Ave.                                         Corporation (provides
Minneapolis, MN 55402                                         administrative services to
Age 71                                                        boards); former Governor
                                                              of Minnesota

Philip J. Carroll, Jr.*             Board member since 2002   Retired Chairman and CEO,       Scottish Power PLC,
901 S. Marquette Ave.                                         Fluor Corporation               Vulcan Materials
Minneapolis, MN 55402                                         (engineering  and               Company, Inc.
Age 67                                                        construction)                   (construction
                                                                                              materials/chemicals)

Patricia M. Flynn                   Board member since 2004   Trustee Professor of
901 S. Marquette Ave.                                         Economics and Management,
Minneapolis, MN 55402                                         Bentley College; former Dean,
Age 54                                                        McCallum Graduate School of
                                                              Business, Bentley College

Anne P. Jones                       Board member since 1985   Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 70

Jeffrey Laikind                     Board member since 2005   Former Managing Director,       American Progressive
901 S. Marquette Ave.                                         Shikiar Asset Management        Insurance
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.               Board member since 2002   President Emeritus and          Valmont Industries,
901 S. Marquette Ave.                                         Professor of Economics,         Inc. (manufactures
Minneapolis, MN 55402                                         Carleton College                irrigation systems)
Age 65

* Phillip J. Carroll, Jr. retired as a member of the Board, effective Nov. 10, 2005.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION            OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS          DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
Catherine James Paglia              Board member since 2004   Director, Enterprise Asset      Strategic
901 S. Marquette Ave.                                         Management, Inc. (private       Distribution, Inc.
Minneapolis, MN 55402                                         real estate and asset           (transportation,
Age 53                                                        management company)             distribution and
                                                                                              logistics
                                                                                              consultants)

Alan K. Simpson                     Board member since 1997   Former three-term United
1201 Sunshine Ave.                                            States Senator for Wyoming
Cody, WY 82414
Age 74

Alison Taunton-Rigby                Board member since 2002   Chief Executive Officer,        Hybridon, Inc.
901 S. Marquette Ave.                                         RiboNovix, Inc. since 2003      (biotechnology);
Minneapolis, MN 55402                                         (biotechnology); former         American Healthways,
Age 61                                                        President, Forester Biotech     Inc. (health
                                                                                              management programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS**

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION            OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS          DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
William F. Truscott                 Board member since        President - U.S. Asset
53600 Ameriprise Financial          2001, Vice President      Management and Chief
Center                              since 2002                Investment Officer,
Minneapolis, MN 55474                                         Ameriprise Financial, Inc.
Age 45                                                        and President, Chairman of
                                                              the Board and Chief
                                                              Investment Officer,
                                                              RiverSource Investments, LLC
                                                              since 2005; Senior Vice
                                                              President - Chief Investment
                                                              Officer, Ameriprise
                                                              Financial, Inc. and Chairman
                                                              of the Board and Chief
                                                              Investment Officer,
                                                              RiverSource Investments, LLC,
                                                              2001-2005; former Chief
                                                              Investment Officer and
                                                              Managing Director, Zurich
                                                              Scudder Investments

** Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND             PRINCIPAL OCCUPATION            OTHER
AGE                                 LENGTH OF SERVICE         DURING PAST FIVE YEARS          DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                      Treasurer since 2002      Vice President - Investment
105 Ameriprise Financial Center                               Accounting, Ameriprise
Minneapolis, MN 55474                                         Financial, Inc., since 2002;
Age 50                                                        Vice President - Finance,
                                                              American Express Company,
                                                              2000-2002; Vice President -
                                                              Corporate Controller,
                                                              Ameriprise Financial, Inc.,
                                                              1996-2000

Paula R. Meyer                      President since 2002      Senior Vice President -
596 Ameriprise Financial                                      Mutual Funds, Ameriprise
Center                                                        Financial, Inc., since 2002
Minneapolis, MN 55474                                         and Senior Vice President,
Age 51                                                        RiverSource Investments, LLC
                                                              since 2004; Vice President
                                                              and Managing Director -
                                                              American Express Funds,
                                                              Ameriprise Financial, Inc.,
                                                              2000-2002; Vice President,
                                                              Ameriprise Financial, Inc.,
                                                              1998-2000

Leslie L. Ogg                       Vice President, General   President of Board Services
901 S. Marquette Ave.               Counsel, and Secretary    Corporation
Minneapolis, MN 55402               since 1978
Age 67

Beth E. Weimer                      Chief Compliance          Vice President and Chief
172 Ameriprise Financial            Officer since 2004        Compliance Officer,
Center                                                        Ameriprise Financial, Inc.,
Minneapolis, MN 55474                                         since 2001 and Chief
Age 52                                                        Compliance Officer,
                                                              RiverSource Investments, LLC
                                                              since 2005; Vice President
                                                              and Chief Compliance Officer
                                                              - Asset Management and
                                                              Insurance, Ameriprise
                                                              Financial Services, Inc.,
                                                              since 2001; Partner, Arthur
                                                              Andersen Regulatory Risk
                                                              Services, 1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's

--------------------------------------------------------------------------------
40 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue

--------------------------------------------------------------------------------
41 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage the Fund). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also

--------------------------------------------------------------------------------
42 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
43 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
44 -- RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND -- 2005 ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

                                                               S-6140 AC (12/05)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item  4. Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP International Series, Inc. were as follows:

                        2005 - $59,900;                       2004 - $58,071

(b) Audit - Related Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP International Series, Inc. were as follows:

                        2005 - $153;                          2004 - $119

(c) Tax Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for tax compliance related services for AXP International Series, Inc. were as follows:

                        2005 - $5,121;                        2004 - $5,309

(d) All Other Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered for AXP International Series, Inc. were as follows:

                        2005 - $699;                          2004 - None


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Oct. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - $92,820;                       2004 - $132,209

         The fees paid for the years ended Oct. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $87,000;                       2004 - $126,900

(h) 100% of the services performed for item (g) above during 2005 and 2004 were pre-approved by the audit committee.

*2004 represents bills paid 11/1/03 - 10/31/04
 2005 represents bills paid 11/1/04 - 10/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP INTERNATIONAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 3, 2006


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 3, 2006




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 3, 2006